    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 12, 2007

================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 9, 2007

                            W. R. BERKLEY CORPORATION
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

         DELAWARE                       1-15202                22-1867895
----------------------------      -------------------     ------------------
(State or other jurisdiction        (Commission File        (IRS Employer
of incorporation)                        Number)         Identification No.)

       475 STEAMBOAT ROAD, GREENWICH, CT                      06830
       ---------------------------------------               ---------
       (Address of principal executive offices)             (Zip Code)

       Registrant's telephone number, including area code: (203) 629-3000

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

ITEM  1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      On February 9, 2007, W. R. Berkley Corporation (the "Company") agreed to sell $250,000,000 aggregate principal amount of its 6.250% Senior Notes due 2037 (the "Securities"). The Securities were offered pursuant to the Prospectus Supplement dated February 9, 2007 to the Prospectus dated September 29, 2005, filed as part of the Registration Statement on Form S-3 (No. 333-128546) that was declared effective on September 29, 2005.

      UNDERWRITING AGREEMENT

      On February 9, 2007, the Company entered into an underwriting agreement with Citigroup Global Markets Inc. and Credit Suisse Securities (USA) LLC as representatives of the underwriters named therein, with respect to the offer and sale of $250,000,000 principal amount of the Securities. A copy of the Underwriting Agreement is attached as Exhibit 1.1 hereto.

      FIFTH SUPPLEMENTAL INDENTURE

      Attached as Exhibit 4.1 and 4.2 hereto are the Indenture relating to Senior Debt Securities, dated as of February 14, 2003, between the Company and The Bank of New York, as trustee (the "Trustee") (the "Indenture"), as amended by a Fifth Supplemental Indenture, to be dated as of February 14, 2007 (the "Fifth Supplemental Indenture").

ITEM  9.01 FINANCIAL STATEMENTS AND EXHIBITS.

      The exhibits to this report are incorporated by reference into Registration Statement (No. 333-128546) filed by the Company.

      (d) Exhibits

      1.1 Underwriting Agreement, dated as of February 9, 2007, between the Company and Citigroup Global Markets Inc. and Credit Suisse Securities (USA) LLC.

      4.1 Indenture, dated as of February 14, 2003, between the Company and the Trustee.*

      4.2 Form of Fifth Supplemental Indenture between the Company and the Trustee, including form of the Securities as Exhibit A.

      5.1 Opinion of Willkie Farr & Gallagher LLP regarding the legality of the Securities.

      12.1 Computation of Ratio of Earnings to Fixed Charges.

      23.1 Consent of Willkie Farr & Gallagher LLP (included in Exhibit 5.1 hereto).

----------
* Incorporated by reference from Exhibit 4.1 to the Company's Annual Report on Form 10-K (File No. 001-15202), filed March 31, 2003.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              W. R. BERKLEY CORPORATION

                                              By: /s/ Eugene G. Ballard
                                                 -------------------------------
                                                 Name:  Eugene G. Ballard
                                                 Title: Senior Vice President,
                                                        Chief Financial Officer
                                                        and Treasurer

Date:  February 12, 2007

                                  EXHIBIT INDEX

Exhibit:
-------
1.1          Underwriting Agreement, dated as of February 9, 2007, between the
             Company and Citigroup Global Markets Inc. and Credit Suisse
             Securities (USA) LLC.

4.1 Indenture, dated as of February 14, 2003, between the Company and the Trustee.*

4.2          Form of Fifth Supplemental Indenture between the Company and the
             Trustee, including form of the Securities as Exhibit A.

5.1 Opinion of Willkie Farr & Gallagher LLP regarding the legality of the Securities.

12.1         Computation of Ratio of Earnings to Fixed Charges.

23.1 Consent of Willkie Farr & Gallagher LLP (included in Exhibit 5.1 hereto).

----------

* Incorporated by reference from Exhibit 4.1 to the Company's Annual Report on Form 10-K (File No. 001-15202), filed March 31, 2003.